UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 10, 2009
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

105 Westpark Drive, Suite 200, Brentwood, Tennessee		37027

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     The Audit Committee of the Board of Directors (the “Audit Committee”) of America Service Group Inc. (the “Company”) conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. The Audit Committee invited several firms to participate in this process, including Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2008 and 2007.
     As a result of this process and following careful deliberation, on June 10, 2009, the Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009, and dismissed E&Y from that role on June 10, 2009.
     E&Y’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through June 10, 2009, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their reports included in the Company’s filings with the Securities and Exchange Commission (the “SEC”).
     The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the SEC. The Company requested that E&Y furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter dated June 11, 2009, is attached as Exhibit 16.1 hereto.
     During the fiscal years ended December 31, 2008 and 2007 and in the subsequent interim period through June 10, 2009, neither the Company, nor anyone acting on its behalf, consulted with Deloitte on any matters or events set forth in Item 304(a)(2) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
16.1	Letter of Ernst & Young LLP dated June 11, 2009.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: June 12, 2009	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

16.1	Letter of Ernst & Young LLP dated June 11, 2009.